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                                                                  Exhibit 23.2
                                                                  ------------




Independent Auditors' Consent



Augat Inc.


We consent to the incorporation by reference in this Registration Statement of Augat Inc. on Form S-8 of our report dated January 30, 1996 appearing in the Annual Report on Form 10-K of Augat Inc. for the year ended December 31, 1995.




Deloitte & Touche LLP
Boston, Massachusetts

August 6, 1996